UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2007

NEW YORK REGIONAL RAIL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-28583	13-3081571
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

5266 Seneca Street, West Seneca, New York   14224
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (716) 675-6015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 7, 2008, New York Regional Rail Corporation (the “Company”) adopted a Plan of Complete Liquidation and Dissolution whereby the Company will liquidate its assets, windup its affairs, and dissolve. The plan was authorized unanimously by Board of Directors and approved by Written Consent of the Majority Shareholder of the Company.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed as a part of this Form 8-K:

Exhibit No.	Description

99.1	Plan of Complete Liquidation and Dissolution dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2008	NEW YORK REGIONAL RAIL CORPORATION

	By:	/s/ James W. Cornell
Name: James W. Cornell
Title: Chief Executive Officer